Principal Variable Contracts Funds, Inc.
Supplement dated January 5, 2021
to the Prospectus dated December 9, 2020
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR EQUITY INCOME ACCOUNT
Delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•Daniel R. Coleman (since 2010), Portfolio Manager
•Sarah E. Radecki (since 2021), Portfolio Manager
•Nedret Vidinli (since 2017), Portfolio Manager

MANAGEMENT OF THE FUNDS
Delete references to David W. Simpson.
Under The Manager and Advisor, in the Advisor: Principal Global Investors, LLC section, add the following alphabetically to the list of portfolio managers:
Sarah E. Radecki joined Principal in 1999. Ms. Radecki earned bachelor’s degrees in political science and economics from Saint Mary’s College of California and a master’s degree in economics from the University of California at Santa Barbara. She has earned the right to use the Chartered Financial Analyst designation.